================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - September 20, 2002
                        (Date of Earliest Event Reported)



                              GUILFORD MILLS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-06922

        Delaware                                                13-1995928
------------------------                                     ----------------
(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)


4925 West Market Street, Greensboro, NC                             27407
---------------------------------------                             -----
         (Address of principal                                     Zip Code
          executive offices)


       Registrant's telephone number, including area code: (336) 316-4000

================================================================================

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

           As previously disclosed, on March 13, 2002, Guilford Mills, Inc. (the "Company") and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). The chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered under case no. 02-40667 (BRL) pursuant to an order of the Court.

           The Company and its subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           Also, as previously reported, on August 15, 2002, the Debtors received approval from the Court of their Amended Joint Plan of Reorganization (the "Plan") and Amended Joint Disclosure Statement (the "Disclosure Statement"). A copy of the Plan and the Disclosure Statement are attached hereto as Exhibits 2.1 and 2.2, respectively, and incorporated by reference herein.

           On September 20, 2002 (the "Confirmation Date"), the Court entered an order (the "Confirmation Order") confirming the Plan. Following the satisfaction of various conditions, the Company will emerge from bankruptcy on the effective date (the "Effective Date") of the Plan. A copy of the Confirmation Order is attached hereto as Exhibits 2.3 and incorporated by reference herein.

           The following is a summary of the matters contemplated to occur either pursuant to or in connection with the confirmation and implementation of the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and as modified pursuant to the Confirmation Order. Capitalized terms used but not defined in this Form 8-K have the meanings set forth in the Plan.

           The Plan constitutes a reorganization plan for the Debtors. Under the Plan, the Company will restructure its business to reflect an appropriate debt capacity level, by focusing on its core automotive and specialty textile businesses. Those of the Debtors' assets that are not needed for ongoing operations post-confirmation have been or will be liquidated through the Discontinued Operations Trust and the Altamira Trust.

           The Plan designates seven Classes of Claims and three Classes of Interests. These Classes take into account the differing nature and priority under the Bankruptcy Code of the various Claims and Interests. The Plan provides for the treatment of Claims and Interests as follows:

1.    Unclassified Claims

(a) Administrative Expense Claims

           Administrative Expense Claims are Claims against the Debtors entitled to priority under sections 503(b) and 507(a)(1) of the Bankruptcy Code, including: (i) all actual and necessary costs and expenses of preserving the Estate; (ii) any indebtedness or obligations incurred by the Debtors postpetition in connection with the conduct or operation of their business;
(iii) any allowances of compensation and reimbursement of expenses to the extent allowed by Final Order under sections 330 or 331 of the Bankruptcy Code, whether fixed before or after the Effective Date; and (iv) any fees and charges assessed against the Estate under chapter 123, title 28, United States Code, including post-Confirmation Date and post-Effective Date fees and charges. Administrative Expense Claims also include minimum funding contributions required under ERISA and the Internal Revenue Code to the Defined Benefit Plans, and any unpaid contributions to the Defined Benefit Plans arising after the Petition Date that exceed $1 million, which is an administrative expense entitled to priority as a tax incurred by the Estate pursuant to sections 503(b)(1)(B) and 507(a)(1) of the Bankruptcy Code, section 412(4) of the Internal Revenue Code and 29 U.S.C. ss. 1303(e)(1).

           As soon as practicable after the later of the Effective Date and the date the Claim becomes an Allowed Claim, each holder of an Allowed Administrative Expense Claim will receive a Distribution (i) in Cash in full, or
(ii) in such amounts and on such other terms as may be agreed between the holder of an Allowed Administrative Expense Claim and the Debtors. Allowed Administrative Expense Claims representing obligations incurred in the ordinary course of business shall be paid by the Debtor or the Reorganized Debtor, as the case may be, in accordance with the terms and conditions of the particular agreements from which such Administrative Expense Claims arise.

(b) Priority Tax Claims

           Priority Tax Claims are Claims against the Debtors entitled to priority under section 507(a)(8) of the Bankruptcy Code. These Claims are for taxes based on income or gross receipts, property taxes, taxes of other parties required to be collected or withheld by the Debtors on behalf of governmental units, excise taxes, transfer taxes, custom duties and penalties for actual pecuniary loss related to the foregoing.

           As soon as practicable after the later of the Effective Date and the date the Claim becomes an Allowed Claim, each holder of an Allowed Priority Tax Claim will receive a Distribution (i) in Cash in full, or (ii) in such amounts and on such other terms as may be agreed between the holder of an Allowed Priority Tax Claim and the Debtors, or (iii) with interest at a fixed annual rate equal to the Federal judgment rate on the Effective Date, over a period through the sixth anniversary of the date of assessment of such Allowed Priority Tax Claim, or (iv) upon such other terms determined by the Bankruptcy Court to provide the holder of such Allowed Priority Tax Claim deferred Cash payments having a value, as of the Effective Date, equal to such Allowed Priority Tax Claim.

(c) Priority Non-Tax Claims

           Priority Non-Tax Claims are Claims against the Debtors, other than Administrative Expense Claims and Priority Tax Claims, which are entitled to priority under section 507(a) of the Bankruptcy Code. These Claims may include employee wages, salaries and commissions and contributions to employee benefit plans (subject in all such cases to certain limitations prescribed by the Bankruptcy Code).

           As soon as practicable after the later of the Effective Date and the date the Claim becomes an Allowed Claim, each holder of an Allowed Priority Non-Tax Claim will receive a Distribution (i) in Cash in full, or (ii) in such amounts and on such other terms as may be agreed between the holder of an Allowed Priority Non-Tax Claim and the Debtors, or (iii) in accordance with the terms of the particular agreement under which such Priority Non-Tax Claims arose.

2.    Classified Claims and Interests

(a) Secured Lender Claims (Class 1)

           The aggregate prepetition Allowed Claim of the Secured Lenders is in the amount of $288,382,934.27 (excluding outstanding letters of credit), which includes a compromise in the amount of $15 million of the substantially greater "make-whole" amount due under the Note Purchase Agreements.

           Class 1(a) consists of the Secured Bank Claims.

           Class 1(b) consists of the Secured Noteholder Claims.


           On the Effective Date, each holder of an Allowed Class 1(a) Claim and Class 1(b) Claim shall receive, in complete satisfaction of its Claim, (i) a share of Cash in the Discontinued Operations Account, (ii) a New Term Note in principal amount equal to a share of the aggregate principal amount of all New Term Notes, (iii) a Discontinued Operations Trust Note in principal amount equal to a share of the aggregate principal amount of all Discontinued Operations Trust Notes, (iv) an Altamira Trust Note in principal amount equal to a share of the aggregate principal amount of all Altamira Trust Notes, (v) a share of 100% of the beneficial interests in the Discontinued Operations Trust, and (vi) a share of 90% of the New Common Stock (collectively, the "Secured Lenders' Distribution"). The interests described in clause (v) above shall be uncertificated, but shall be recorded in a register to be maintained in accordance with the terms of the Discontinued Operations Trust Agreement.

           The New Term Notes will be guaranteed by the Reorganized Subsidiaries, and secured by second priority liens and security interests on substantially all of the Reorganized Debtors' tangible and intangible assets, including, without limitation, intellectual property, real property and the capital stock of each Reorganized Subsidiary (except that the liens shall be limited to 65% of the interests held by the Company in its non-debtor foreign subsidiaries and affiliates). The Discontinued Operations Trust Notes will be secured by the assets of the Discontinued Operations Trust, and the Altamira Trust Notes will be secured by the assets of the Altamira Trust.

           Pre-Petition Date, letters of credit were issued by one or more of the Banks for the account of the Debtors, and are secured by the same Collateral that secures the Secured Lenders' Claims. On the Effective Date, these letters of credit will be cancelled, and replaced by new letters of credit, as necessary, which will be issued under the Exit Facility.

(b) Wachovia Guaranty Claim (Class 2)

           On the Effective Date, the Wachovia Guaranty Claim shall be cancelled and discharged. The Company will issue a new guaranty to Wachovia in the principal amount equal to a percentage of the Wachovia Guaranty Claim equal to the percentage recovery of the Secured Lenders under the Plan. The new guaranty will be secured by the same collateral that secures the New Term Notes.

(c) Unsecured Claims (Class 3)

           Class 3 consists of all Allowed Unsecured Claims against the Debtors that are not Administrative Expense Claims, Priority Claims, Employee Claims or Litigation Claims.

           As soon as practicable after the later of the Effective Date and the date a claim becomes an Allowed Claim, each Class 3 Claim holder shall receive the lesser of (i) 100% of the Allowed amount of its Claim in Cash, provided the aggregate of all Allowed Class 3 Claims does not exceed $25.6 million, and (ii) its pro rata share of $25.6 million if the aggregate of all Allowed Class 3 Claims exceeds $25.6 million.

(d) Employee Claims (Class 4)

           Class 4 consists of unsecured Claims of beneficiaries under one or more of the Debtors' Employee Benefit Plans. As soon as practicable after the later of the Effective Date and the date such Claim is Allowed, each holder of an Allowed Class 4 Claim shall (i) receive a Distribution in an amount equal to the accrued but unpaid amount of such Claim due and owing on the Effective Date, and (ii) retain all legal, equitable and contractual rights to which such holder is entitled under the terms of any Employee Benefit Plan. To the extent any Employee Benefit Plan is deemed to be an Executory Contract, it will be deemed to be assumed on the Effective Date in accordance with the Plan, and employees shall continue to accrue whatever benefits they may be entitled to.

           On the Effective Date, the Company will establish a segregated account with $3 million in Cash, which may be utilized to make post-Effective Date payments to beneficiaries under one or more of the Non-Qualified Benefit Plans. The Non-Qualified 401(k) excess benefit plan is fully funded at Wachovia Bank, National Association. The money will be available to be paid to those plan participants in Class 4 who are entitled to receive it on and after the Effective Date, in accordance with the terms of the agreements governing that plan.

(e) Litigation Claims (Class 5)

           Class 5 consists of unsecured Litigation Claims, which are any claims that were or can be asserted in any action, including lawsuits or non-judicial administrative proceedings against a Debtor, that were commenced prepetition. Under the Plan, the holders of Litigation Claims shall retain all rights to proceed against a Debtor in an appropriate non-bankruptcy venue, but only to the extent and limit of applicable insurance coverage. Class 5 Claim holders shall have no direct Claim against a Debtor post-Confirmation including for any deductible under an insurance policy or any excess over the policy coverage limits and are not receiving a Distribution under the Plan.

(f) PBGC Claims (Class 6)

           Class 6 consists of the unsecured Claims of the PBGC filed with respect to contingent and/or estimated liabilities of the Debtors to the Defined Benefit Plans. Upon confirmation of the Plan, the Debtors shall continue the Defined Benefit Plans, shall pay in Cash all current and future minimum funding contributions owed under ERISA and the Internal Revenue Code, pay all PBGC insurance premiums, and administer and operate the Defined Benefit Plans in accordance with their terms and ERISA. Nothing in the Plan shall be construed in any way as discharging, releasing or relieving the Debtors or their successors including the Reorganized Debtors or any party, in any capacity, from any liability imposed under any law or regulatory provision with respect to the Defined Benefit Plans or the PBGC.

(g) Intercompany Claims (Class 7)

           Intercompany Claims are Claims against a Debtor held by another Debtor arising from intercompany loan transactions, accounts payable and other business-related transactions. Under the Plan, holders of Intercompany Claims will receive no Distribution (Cash or otherwise) on account of their Claims. However, all Intercompany Claims shall be deemed discharged and cancelled as of the Effective Date, and each Debtor shall be deemed to have released every other Debtor from all obligations arising under Intercompany Claims.

(h) Interests in Guilford Mills, Inc. (Class 8)

           Holders of Old Common Stock will receive a pro rata share of 10% of the New Common Stock.

(i) Subsidiary Interests (Class 9)

           The Company holds all of the Interests in the Subsidiaries, and will retain those Interests on the Effective Date.

(j) Unissued Interests (Class 10)

           Unissued Interests are those options or rights, if any, to acquire or receive an Interest in either the Company or a Subsidiary, but do not include Old Common Stock. All Unissued Interest shall be cancelled on the Effective Date, and no Distribution will be made to the holders.

           The Plan provides that entry of the Confirmation Order shall constitute the approval, pursuant to section 105(a) of the Bankruptcy Code, effective as of the Effective Date, of the substantive consolidation of the Debtors' chapter 11 cases for the purposes of voting on, confirmation of and distributions under the Plan. On and after the Effective Date, (i) all assets and liabilities of the Debtors shall be deemed merged, (ii) no distributions shall be made under the Plan on account of Intercompany Claims, (iii) all guaranties of any of the Debtors of the payment, performance or collection of obligations of any of the other Debtors shall be eliminated and cancelled; (iv) any obligation of the Debtors and all guaranties thereof executed by one or more of the other Debtors shall be treated as a single obligation and such obligation shall be deemed a single Claim against the consolidated Estate; (v) all joint obligations of the Debtors, and all multiple Claims against such entities on account of such joint obligations, shall be treated and allowed only as a single Claim against the consolidated Estate; and (vi) each Claim filed in the bankruptcy cases of the Debtors shall be deemed (a) filed against the consolidated Estate, and (b) a single obligation of the consolidated Estate, provided, however, that such substantive consolidation shall not be or be deemed to be or be construed as an admission against interest or a waiver in connection with any objection to any Claim. As of the Effective Date, the bankruptcy cases of the Subsidiaries shall be deemed closed.

           The Plan provides that on the Effective Date, the Debtors, on their own behalf and on behalf of holders of Allowed Class 1 Claims shall execute the Discontinued Operations Trust Agreement and shall take all other steps necessary to establish the Discontinued Operations Trust. On the Effective Date, the Debtors shall transfer (as described in Section 7.3(c) of the Plan) to the Discontinued Operations Trust all of their right, title, and interest in and to all of the Discontinued Operations Assets, (including Cash to fund the administrative costs of maintaining and operating the Discontinued Operations as provided in Section 7.6 of the Plan). Title to all Discontinued Operations Assets shall vest in the Discontinued Operations Trust on the Effective Date. The Debtors and any other Person that may have possession or control of Discontinued Operations Assets shall transfer possession or control of those Discontinued Operations Assets to the Discontinued Operations Trustee and shall execute documents or instruments necessary to effectuate such transfers. The Plan also provides that on the Effective Date, the Debtors, on their own behalf, shall execute the Altamira Trust Agreement and shall take all other steps necessary to establish the Altamira Trust. The Company shall be the beneficiary of the Altamira Trust. On the Effective Date the Debtors shall transfer (as described in Section 7.4(b) of the Plan) to the Altamira Trust all of their right, title, and interest in and to all of the Altamira Trust Assets. Title to all Altamira Trust Assets shall vest in the Altamira Trust on the Effective Date. The Debtors and any other Person that may have possession or control of

Altamira Trust Assets shall transfer possession or control of those Altamira Trust Assets to the Altamira Trustee and shall execute documents or instruments necessary to effectuate such transfers.

           The Plan provides that the rights afforded in the Plan and the treatment of all holders of Claims or Interests shall be in exchange for and in complete satisfaction, discharge and release of all Claims or Interests of any nature whatsoever, including any interest accrued or expenses incurred thereon from and after the Petition Date, against the Debtors or their estate or properties or interests in property. Except as otherwise provided in the Plan or the Confirmation Order, and subject to section 1141(d)(1) of the Bankruptcy Code, on the Effective Date, all Claims against and Liabilities of the Debtors arising on or before the Confirmation Date will be fully satisfied, discharged and released in exchange for the consideration provided under the Plan, which satisfaction, discharge and release shall be effective as to each Claim or Liability regardless of whether (i) a proof of Claim therefor was filed, (ii) the Claim is an Allowed Claim, or (iii) the holder of the Claim votes to accept this Plan. All Persons shall be precluded from asserting against the Debtors or the Debtors' successors, including the Reorganized Debtors, the Discontinued Operations Trust and the Altamira Trust and their respective assets, properties or interests in property, any other Claims based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date. Except as otherwise provided in the Plan or Confirmation Order, as of the Effective Date, all Persons that hold a Claim that is discharged are permanently enjoined from taking any of the following actions on account of any such discharged Claims: (i) commencing or continuing in any manner any action or other proceeding against the Debtors, the Reorganized Debtors, the Discontinued Operations Trust, the Altamira Trust or their respective assets or other property; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Debtors, the Reorganized Debtors, the Discontinued Operations Trust, the Altamira Trust or their respective assets or other property; (iii) creating, perfecting or enforcing any Lien or encumbrance against the Debtors, the Reorganized Debtors, the Discontinued Operations Trust, the Altamira Trust or their respective assets or other property; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any obligation due to the Debtor, the Reorganized Debtors, the Discontinued Operations Trust, the Altamira Trust or their respective assets or other property; and (v) commencing or continuing any action that does not comply with or is inconsistent with the Plan.

           The Plan also provides that from and after the Effective Date, the Debtors and Debtors in Possession, DIP Lenders and Secured Lenders, and their respective successors and predecessors in interest, are released from all Liabilities relating to any or all of the Debtors from the beginning of time. Nothing in the Plan shall be construed to operate to release the Debtors, the Debtors' successors, including the Reorganized Debtors, or any other Person from the obligations expressly contemplated by the Plan.

           Upon entry of the Confirmation Order, from and after the Effective Date, the Debtors and Reorganized Debtors will be deemed to have released and discharged Management, individually and collectively, from all Liabilities, except for gross negligence and willful misconduct, relating to any or all of the Debtors from the beginning of time. As of the Effective Date, each holder of a Claim or Interest, each party in interest and each entity acting or claiming or purporting to act or claim by, through under or on behalf of any of the foregoing, shall forever be enjoined from the commencement or continuation of any action, the employment of process, or any act to assert a claim for relief against the Debtors, the Reorganized Debtors, the DIP Lenders and the Secured Lenders, and the Creditors' Committee and their respective officers, directors, attorneys or other professionals, employees, members or agents (the "Plan Releasees") in respect of (a) any actions taken or not taken during the course of the Reorganization Case, (b) the Plan, (c) the Disclosure Statement, (d) Distributions, payments or transfers made under the Plan, (e) acts performed pursuant to the Plan, (f) any contract, release, or other agreement or document created or entered into, or any other action taken or omitted to be taken, in connection with the Plan, or (G) any Claim settled or released under or pursuant to the Plan; provided, however, that nothing shall release the Debtors or the Reorganized Debtors from their obligations under the Plan; and provided further, that nothing in the Plan shall be deemed to enjoin any Creditor from asserting a claim against Management, solely to the extent of any available insurance under the D&O Policies, and no carrier shall be entitled to assert as a defense to any such claim against Management the existence of an injunction, except to the extent of available insurance.

           On the Effective Date, the Company's restated certificate of incorporation and bylaws will be amended and restated and shares of old common stock, par value $0.02 per share, of the Company will be cancelled. As of the Effective Date, the reorganized Company expects that there will be approximately 5,500,000 shares of New Common Stock issued and outstanding and 11,000,000 shares of New Common Stock authorized.

           Information regarding the assets and liabilities of the Company is hereby incorporated by reference to the Company's monthly operating report attached as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on September 23, 2002.

           The Old Common Stock was previously registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") until the listing of the Old Common Stock on the New York Stock Exchange was terminated on March 22, 2002. Pursuant to Rule 12g-2 promulgated under the Exchange Act, the Old Common Stock was deemed to be registered under Section 12(g) of the Exchange Act without the filing of an additional registration statement upon the termination of the listing of the Old Common Stock on the New York Stock Exchange. The Old Common Stock immediately prior to its cancellation on the Effective Date will be registered pursuant to Section 12(g) of the Exchange Act. The New Common Stock will be deemed registered under Section 12(g) of the Exchange Act by operation of Rule 12g-3(a) promulgated under the Exchange Act.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit
  No.             Description
-------           --------------------------------------------------------------
 2.1              Debtors' Amended Joint Plan of Reorganization Under Chapter 11
                  of the Bankruptcy Code, dated August 15, 2002, as filed with the U.S. Bankruptcy Court for the Southern District of New
                  York

 2.2 Amended Disclosure Statement to Debtors' Amended Joint Plan of Reorganization, dated August 15, 2002

 2.3 Bankruptcy Court Order, dated September 20, 2002, confirming the Debtors' Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code

 3.1              Restated Certificate of Incorporation of the Registrant

 3.2              Amended and Restated By-Laws of the Registrant

                                   SIGNATURES

           Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 4, 2002
                                      GUILFORD MILLS, INC.

                                      By: /s/ David H. Taylor
                                          -------------------------------------
                                          David H. Taylor
                                          Interim Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
  No.             Description
-------           --------------------------------------------------------------
 2.1              Debtors' Amended Joint Plan of Reorganization Under Chapter 11
                  of the Bankruptcy Code, dated August 15, 2002, as filed with the U.S. Bankruptcy Court for the Southern District of New
                  York

 2.2 Amended Disclosure Statement to Debtors' Amended Joint Plan of Reorganization, dated August 15, 2002

 2.3 Bankruptcy Court Order, dated September 20, 2002, confirming the Debtors' Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code

 3.1              Restated Certificate of Incorporation of the Registrant

 3.2              Amended and Restated By-Laws of the Registrant